The Royce Fund

Supplement to the Investment, Service, and Consultant Class Shares Prospectus Dated May 1, 2019

Royce Small-Cap Leaders Fund
Royce Small/Mid-Cap Premier Fund
Royce Micro-Cap Opportunity Fund

The shareholders of Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund, and Royce Micro-Cap Opportunity Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund
Royce Small-Cap Leaders Fund, a series of The Royce Fund	Royce Pennsylvania Mutual Fund, a series of The Royce Fund
Royce Small/Mid-Cap Premier Fund, a series of The Royce Fund	Royce Pennsylvania Mutual Fund, a series of The Royce Fund
Royce Micro-Cap Opportunity Fund, a series of The Royce Fund	Royce Opportunity Fund, a series of The Royce Fund

Pursuant to these reorganizations, the assets and liabilities of each Target Fund will be exchanged for shares of the corresponding Acquiring Fund and shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. No sales charges or redemption fees will be imposed in connection with the reorganizations. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be of the same class and will be equal in value to the Target Fund shares held by such shareholders immediately prior to such reorganization. The completion of each reorganization remains subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special U.S. federal income tax counsel relating to the tax-free nature of each reorganization for U.S. federal income tax purposes.

Effective as of the close of business on May 30, 2019, each Target Fund will be closed to all purchases. It is currently expected that the reorganizations will be completed as of the close of business on The New York Stock Exchange on June 14, 2019.

May 29, 2019

REORG-ISC-0519